UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2011

CHINA EDUCATION ALLIANCE, INC.
 (Exact name of registrant as specified in its charter)

North Carolina	001-34386	56-2012361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Heng Shan Road, Kun Lun Shopping Mall Harbin, People’s Republic of China	150090
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-451-8233-5794

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of the Shareholders (the “Annual Meeting”) of China Education Alliance, Inc. (the “Company”) held on September 18, 2011, the shareholders of the Company ratified and approved the 2011 Incentive Stock Plan (the “Plan”) pursuant to which incentive compensation and performance compensation awards may be provided to employees, directors, officers and consultants of the Company. The Plan authorizes the issuance of up to 1,000,000 shares of common stock, par value $0.001 per share, of the Company. A description of the Plan is set forth in the Company’s proxy statement (“Proxy Statement”), dated August 15, 2011, for its 2011 Annual Meeting, under “Proposal 3: Ratification of the 2011 Incentive Stock Plan” starting at page 28, which is incorporated herein by reference.

The description of the Plan is qualified in its entirety by reference to a copy of the Plan attached to the Proxy Statement as Appendix A, which is also incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of the Company was held on September 18, 2011.  A total of 21,863,599 shares of common stock, representing 68.87% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting as set forth in the Proxy Statement are as follows:

Proposal 1. The Company’s shareholders elected Xiaohua Gu, Liansheng Zhang and Yizhao Zhang to serve as Class I directors of the Board until the annual meeting of shareholders in 2013and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The votes cast with respect to each nominee are set forth below:

DIRECTORS	FOR	AGASINT	WITHHELD	BROKER NON-VOTE
Xiaohua Gu	16,533,322	0	677,304	4,652,973
Liansheng Zhang	16,427,651	0	782,975	4,652,973
Yizhao Zhang	16,522,956	0	687,670	4,652,973

Proposal 2. The three-to-one reverse stock split and the attendant Articles of Amendment were approved and ratified by the shareholders by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,952,918	1,903,475	7,206	N/A

Proposal 3. The 2011 Incentive Stock Plan which has been ratified by the shareholders by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,776,271	1,370,751	63,604	4,652,973

Proposal 4. The appointment of Sherb & Co., LLP as the Company’s independent registered public accounting firm for fiscal 2011 was ratified by the shareholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,443,803	1,394,007	25,789	N/A

Proposal 5.  The compensation of the named executive officers as disclosed in the Company’s Proxy Statement was approved on an advisory basis by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,233,611	950,747	26,268	4,652,973

Proposal 6.  The shareholders recommended, on an advisory basis, that the frequency of the shareholder vote to approve the compensation of the named executive officers every three years by the votes set forth in the table below:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
2,072,330	754,173	14,151,756	232,367	4,652,973

Item 8.01	Other Events.

On September 20, 2011, the Company issued a press release announcing the results of the Company’s 2011 Annual Meeting of Shareholders, which was held on September 18, 2011. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	China Education Alliance, Inc. 2011 Incentive Stock Plan (incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A filed with the SEC on August 15, 2011)
99.1	Press release, dated September 20, 2011, issued by China Education Alliance, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION ALLIANCE, INC.
Dated: September 20, 2011
	By:	/s/ Xiqun Yu
	Name:	Xiqun Yu
	Title:	Chief Executive Officer